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                                  EXHIBIT 23(b)

                       CONSENT OF COOPERS & LYBRAND L.L.P.

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the  incorporation by reference in the  Registration  Statement of
Health  Power,  Inc.  on Form S-8 (File No. 33-       ) of our report  dated
March 1, 1996, on our audits of the consolidated financial statements of Health Power, Inc. as of December 31, 1995 and 1994, and for the three years in the period ended December 31, 1995, appearing in the Annual Report on Form 10-K of Health Power, Inc. for the year ended December 31, 1995.

                                               /s/ Coopers & Lybrand L.L.P.
                                               COOPERS & LYBRAND L.L.P.

Columbus, Ohio
January 23, 1997